UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                               September 15, 2006
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                              Congoleum Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                   01-13612             02-0398678
   ----------------------------        -----------        ----------------
   (State or other jurisdiction        (Commission        (I.R.S. Employer
        of incorporation)             File Number)       Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

      On September 15, 2006, Congoleum Corporation ("Congoleum") filed its Tenth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., and the Asbestos Claimants' Committee, dated as of September 15, 2006 (the "Tenth Modified Plan"), and related proposed Disclosure Statement (the "Disclosure Statement") with the United States Bankruptcy Court for the District of New Jersey. Congoleum filed and proposed the Tenth Modified Plan jointly with the official committee representing its unsecured asbestos creditors. The modifications reflected in the Tenth Modified Plan largely address the treatment that the holders of Congoleum's 8.625% Senior Notes Due 2008 (the "Bondholders") will receive under Congoleum's plan of reorganization. Specifically, on the effective date of the Tenth Modified Plan and conditioned upon the Bondholders as a class voting to accept the Tenth Modified Plan, the existing senior notes will be cancelled and Congoleum will issue $100 million aggregate principal amount of new senior notes due August 2011 (the "New Senior Notes"). Interest on the New Senior Notes will be payable semi-annually at the rate of 10% per annum. The New Senior Notes will be secured by a lien on or security interest in all of Congoleum's assets (subject to certain limitations), which security interest will be subordinate in priority only to Congoleum's working capital exit credit facility, which credit facility will be on substantially the same terms as Congoleum's existing credit facility. The New Senior Notes will be contractually senior in priority and right of payment to the Plan Trust Note and the New Convertible Security (each as defined in the Tenth Modified Plan), with the exception of certain litigation recoveries from a law firm that are to be pledged to the Plan Trust. The precise terms of the New Senior Notes will be set forth in a new indenture, which is the subject of negotiation. In addition to the New Senior Notes and after the effective date of the Tenth Modified Plan, the Bondholders may receive an additional $5 million from Congoleum contingent upon Congoleum consummating certain insurance recoveries, which $5 million will be held in escrow and paid to the Bondholders if certain contingencies occur and conditions are met. Reference should be made to the Tenth Modified Plan and the accompanying Disclosure Statement for further details regarding the modified treatment of the Bondholders under the Tenth Modified Plan.

      Copies of the Tenth Modified Plan and the Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

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  EXHIBIT NO.                               DESCRIPTION
--------------------------------------------------------------------------------
                Tenth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., and the Asbestos Claimants' Committee, dated as of September 15, 2006,
      99.1      including the exhibits thereto.
--------------------------------------------------------------------------------
      99.2 Proposed Disclosure Statement with respect to the Tenth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., and the Asbestos Claimants' Committee, dated as of September 15, 2006, including the exhibits thereto with the exception of Exhibit A, which is included herein as Exhibit 99.1.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 20, 2006            Congoleum Corporation

                                    By:   /s/ Howard N. Feist III
                                          -----------------------------
                                          Name:  Howard N. Feist III
                                          Title: Chief Financial Officer

                                  Exhibit Index

--------------------------------------------------------------------------------
  EXHIBIT NO.                             DESCRIPTION
--------------------------------------------------------------------------------
                Tenth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., and the Asbestos Claimants' Committee, dated as of September 15, 2006,
      99.1      including the exhibits thereto.
--------------------------------------------------------------------------------
      99.2 Proposed Disclosure Statement with respect to the Tenth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., and the Asbestos Claimants' Committee, dated as of September 15, 2006, including the exhibits thereto with the exception of Exhibit A, which is included herein as Exhibit 99.1.
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